Exhibit 10.34

                              SETTLEMENT AGREEMENT
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     THIS SETTLEMENT AGREEMENT ("Agreement") is made and dated as of the 9th day of August, 2007, between Aurora Gold Corp., a Delaware corporation having an address at 1 Edith Place, Coolum Beach, Queensland, 4573 Australia ("Aurora"), and Luis Mauricio F. de Azevedo, an individual residing at Av. das Americas, 700 Citta America Bloco 8, Loja 215 A, Barra da Tijuca Rio de Janeiro, RJ, CEP 22640-100, Brazil
 ("Azevedo")

     WHEREAS, Aurora and Azevedo are parties to a consulting agreement dated <>.

     WHEREAS, Aurora and Azevedo have elected to terminate the Consulting Agreement;

     WHEREAS, Azevedo has claimed that he is due and owed $50,000 for services rendered pursuant to the Consulting Agreement;

     WHEREAS, the parties are desirous of compromising and settling their disputes and to avoid further expense and terminate all controversy and disputes having arising between the parties from their business dealings and transactions in connection with the Consulting Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements, promises and covenants herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                             SETTLEMENT AND RELEASES

     1. 1.     TERMINATION OF THE CONSULTING AGREEMENT.   Subject to the
satisfaction of the payment and delivery requirements set forth in Section 1.2 hereof, each of Aurora and Azevedo acknowledges that the Consulting Agreement is terminated and no further force and effort.

     1.2 SETTLEMENT PAYMENT. Aurora hereby agrees to deliver to Azevedo on or before <>, 250,000 shares (the "REGISTRABLE SECURITIES")of its common stock (the "SETTLEMENT PAYMENT") in full satisfaction of its obligations under the Consulting Agreement, including but not limited to the $50,000 claimed to be due and owed to Azevedo thereunder;

     1.3     MUTUAL RELEASES.   (a)   Except with regard to the obligations of
Aurora hereunder and as to any claims arising as a result of a breach of Aurora's obligations hereunder, Azevedo individually and on behalf of its successors and assigns, does hereby fully release, remise and forever discharge Aurora and its respective officers, directors, shareholders, employees, subsidiaries, attorneys, representatives and agents from any and all debts, obligations, liabilities, accountings, promises, covenants, agreements, contracts, controversies, suits, actions, causes of actions, judgments, damages, claims, demands, in law or in equity, which Azevedo ever had, now has, or hereafter can, shall or may have against them for, upon or


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by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date hereof.

     (b) Except with regard to the obligations of Azevedo hereunder, and as to any claims arising as a result of a breach of Azevedo's obligations hereunder, Aurora does hereby fully release, remise and forever discharge Azevedo and its officers, directors, shareholders, principals, employees, subsidiaries, attorneys, representatives and agents from any and all debts, obligations, liabilities, accountings, promises, covenants, agreements, contracts, controversies, suits, actions, causes of actions, judgments, damages, claims, demands, in law or in equity, which Aurora ever had, now have, or hereafter can, shall or may have against them for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date hereof.

     (c) The releases set forth in this Agreement are intended by the parties to release all claims, whether known, unknown, foreseen, unforeseen, patent or latent, which one party may have against the other as of the date of this Agreement. Each party understands and acknowledges the significance and consequence of such specific intention to release all claims.

     (d) Anything herein to the contrary notwithstanding, should Aurora fail to make the Settlement Payment, the release of Aurora given by Azevedo shall be null and void and of no force and effect.


                                   ARTICLE II
                                  GENERAL TERMS

     2.1     FULL INFORMATION.   This Agreement is executed by each party after
having after obtaining the advice, or being given the opportunity to obtain the advice, of counsel.

     2.2 ENTIRE AGREEMENT. This Agreement constitutes and expresses the entire agreement between the parties hereto with respect to any of the matters and things herein provided for and all prior agreements, understandings, obligations or statements by and between the parties concerning the subject matter hereby will be merged with and into and be superseded by this Agreement and shall be of no further force and effect. No modification, amendment or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall be effective unless the same be in writing and signed by all parties hereto.

     2.3 INVALIDITY. If any part of this Agreement, or the application thereof to any person or circumstance, shall be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is determined to be invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     2.4 AUTHORITY OF PERSON SIGNING. Each of the parties to this Agreement has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the


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legal, valid and binding obligation of each of the parties hereto, and is enforceable in accordance with its terms and conditions. The person executing this Agreement on behalf of a party hereto represents to the other party that he/she is duly authorized to execute this Agreement.

     2.5 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

     2.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five days of the execution hereof, provided that the failure to so deliver any manually executed execution page shall not affect the validity or enforceability of this Agreement.

     2.7     FURTHER COOPERATION.   Each party shall do and perform, or cause to
be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     2.8 CAPTIONS, HEADINGS AND GENDER. Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it. The use of masculine third person singular pronoun in this Agreement shall be deemed to include the feminine and neuter third person singular pronoun. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

     2.9  PIGGY-BACK REGISTRATIONS.  If at any time prior to the expiration of
(i) the Aurora shall determine to file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), and (ii) there is not then a Registration Statement in effect with respect to the Registrable Securities, then the Aurora shall send to the Signatory written notice of such determination and, if within fifteen (15) days after the effective date of such notice, the Signatory shall so request in writing, the Aurora shall include in such registration statement all or any part of the Registrable Securities the Signatory requests to be registered, except that if, (i) inclusion of such shares would result in the offering not being Rule 415 Eligible, or (ii) in connection with any underwritten public offering for the account of the Aurora, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in


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the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Aurora shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Signatory has requested inclusion hereunder (i) as would enable the offering to be Rule 415 Eligible or (ii) as the underwriter shall permit;

     2.10 NOTICE. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 2.9 prior to 4:30 p.m. (Delaware time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the this Agreement later than 4:30 p.m. (Delaware time) on any date and earlier than 11:59 p.m. (Delaware time) on such date,
(iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows or such other address as may be designated in writing hereafter, in the same manner, by such party.

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IF TO AURORA GOLD CORP.:             IF TO AZEVEDO:
--------------------------------------------------------------------------------
Aurora Gold Corp.                    Luis Mauricio F. de Azevedo
1 Edith Place, Coolum Beach, Qld     Av. das Americas, 700 Citta America
4573 Australia                       Bloco 8, Loja 215 A, Barra da Tijuca
Att:  Lars Pearl, CEO                Rio de Janeiro, RJ, CEP 22640-100, Brazil
--------------------------------------------------------------------------------

2.11 EFFECTIVENESS. This Settlement Agreement shall not be deemed effective until executed by both parties hereto.

2.12 GOVERNING LAW. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Aurora and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any
jurisdictions other than the State of New York.   Each party hereby irrevocably
submits to the exclusive jurisdiction of the state and federal courts sitting the City of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such


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party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY

     NOW, THEREFORE, intending to be bound, as of the date written above, the parties execute this Agreement under seal.


AURORA GOLD CORP.


By: _________________________          By: _____________________________
     Name:   Lars Pearl                     Luis Mauricio F. de Azevedo
     Title:  President


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                            CORPORATE ACKNOWLEDGEMENT

State or Province of ___________)
County of____________________)

On this ___ day of _______________, 2007, before me, the undersigned officer, personally appeared Lars Pearl known personally to me to be the president of Aurora Gold Corp. and acknowledged that he, as an officer being authorized so to do, executed the foregoing general release for the purposes therein contained, by signing the name of the corporation by himself as an officer.

IN  WITNESS  WHEREOF,  I  have  hereunto  set  my  hand  and  official  seal.

______________________________________________
Notary Public/Commissioner of Oaths

(SEAL)

My  Commission  Expires


                            INDIVIDUAL ACKNOWLEDGMENT

State or Province of _________________________}

County of __________________________________} SS.

On this _____________ day of _____________, 2007, before me, the undersigned officer, personally appeared Luis Mauricio F. de Azevedo, to me personally known and known to me to be the same person(s) whose name(s) is (are) signed to the foregoing instrument, and acknowledged the execution thereof for the used and purposed therein set forth.

IN  WITNESS  WHEREOF  I  have  hereunto  set  my  hand  and  official  seal.

_______________________________________________
Notary Public/Commissioner of Oaths

(SEAL)

My Commission Expires


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